UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

BurgerFi International, Inc.

(Exact name of registrant as specified in its charter)

001-38417	Delaware	82-2418815
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5271 California Avenue, Suite 270 Irvine, CA	92617
(Address of principal executive offices)	(Zip Code)

(949) 357-2360

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

As previously reported, on September 11, 2024, BurgerFi International, Inc. (the “Company”) and 114 direct or indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District Court of Delaware (the “Court”). The Debtors are operating as debtors in possession in accordance with the applicable provisions of the Bankruptcy Code and their cases are being jointly administered under the caption In re BurgerFi International, Inc., Case No. 24-12017 (CTG).

On January 27, 2025, the Debtors filed with the Bankruptcy Court the First Amended Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation (the “Plan”). As described therein, the Plan provides, among other things, for (i) the satisfaction in full of all allowed administrative, priority and secured claims, (ii) the cancellation of the Company’s existing equity interests for no consideration; (iii) the issuance of new equity interests to TREW Capital Management Private Credit 2 LLC or its assignee; and (iv) certain distributions for holders of allowed general unsecured claims to be funded solely by a liquidating trust from specified assets. The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 99.1.

On January 29, 2025, the Bankruptcy Court entered an order approving the disclosures set forth in the Plan on an interim basis and approving procedures for soliciting votes to accept or reject the Plan. Holders of the Company’s existing equity interests are deemed to reject the Plan and are not entitled to vote on the Plan. A copy of the notice to such holders is attached hereto as Exhibit 99.2.

Item 8.01.	Other Events.

Monthly Operating Reports.

On January 23, 2025, the Company filed its monthly operating report for the period of December 1, 2024 – December 31, 2024 with the Bankruptcy Court (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.3 and is incorporated herein by reference. Copies of monthly operating reports for prior periods are attached hereto as Exhibit 99.4. The filing of and information included in this Current Report on Form 8-K, including all exhibits hereto, should not be deemed any admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Limitation on Incorporation by Reference.

In accordance with General Instructions B.2. of Form 8-K, the information with respect to the Company in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Information Regarding Forward-Looking Statements

Certain statements and information included in this Current Report on Form 8-K may constitute “forward-looking” statements that are generally identifiable through the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project” and similar expressions and include any statements that are made regarding financial expectations. The forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur. These statements are based on a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future business or financial performance and that actual future results may differ materially due to a variety of factors. Factors that could cause the Company’s results to differ materially include, but are not limited to, the following: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions and actions in connection with a plan of reorganization in or other resolution of its bankruptcy case and those of its affiliated Debtors; (ii) the potential adverse effects of the Debtors’ bankruptcy cases upon various creditors, counterparties and other stakeholders; (iii) risks associated with motions and other actions that third parties may take in connection with the Debtors’ bankruptcy cases, which may interfere with the Company’s ability to develop, secure approval of, and consummate a plan of reorganization or other resolution of the bankruptcy cases; and (iv) other factors disclosed by the Company from time to time in its filings with the SEC. As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements.

Cautionary Information Regarding Trading in the Company’s Equity Securities.

The Plan provides that the Company’s existing equity securities will be cancelled and extinguished on the effective date of the Plan, and the holders thereof will not be entitled to receive, and will not receive or retain, any property or interest in property on account of such equity interests. If the Plan is confirmed and the Company’s existing equity securities are cancelled, amounts invested by holders of such securities will not be recoverable and such securities will have no value. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities upon the conclusion of the Company’s bankruptcy case. Therefore, the Company urges extreme caution with respect to existing and future investments in its securities.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	First Amended Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation filed on January 27, 2025.
99.2	Notice of Non-Voting Status to Holders of Impaired Claims and Interests Conclusively Presumed to Reject the Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation.
99.3	Monthly Operating Report for the Reporting Period Ended December 31, 2024.
99.4	Monthly Operating Reports for Reporting Periods Ended September 30, 2024, October 31, 2024, and November 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2025

BurgerFi International, Inc.

By:	/s/ Jeremy Rosenthal
Jeremy Rosenthal, Chief Restructuring Officer